CONSOLIDATED SUBSIDIARIES OF TEREX CORPORATION


Name of Subsidiary                               Jurisdiction of Incorporation

The American Crane Corporation                               North Carolina
American Truck Company LLC                                         Delaware
Amida Industries, Inc.                                       South Carolina
Atlas Terex GmbH                                                    Germany
Atlas Terex UK Limited                                       United Kingdom
Atlas Weyhausen Norge A/S                                            Norway
Atlasquip Ltee.                                                      Canada
BCP Construction Products, Inc.                                    Delaware
Benford America, Inc.                                              Delaware
Benford Limited                                              United Kingdom
BHS Baumaschinen Handelsund Service GmbH                            Germany
BL - Pegson Limited                                          United Kingdom
BL - Pegson USA, Inc.                                           Connecticut
Brown Lenox & Co. Limited                                    United Kingdom
Bucyrus Construction Products, Inc.                                Delaware
Cedarapids, Inc.                                                       Iowa
Cliffmere Limited                                            United Kingdom
CMI Belgium NV                                                      Belgium
CMI Dakota Company                                             South Dakota
CMIOIL Corporation                                                 Oklahoma
CMI Terex Corporation                                              Oklahoma
CMI-Cifali Equipamentos, Ltda.                                       Brazil
CMP Limited                                                  United Kingdom
Comet Coalification Limited                                  United Kingdom
Crookhall Coal Company Limited                               United Kingdom
Demag Mobile Cranes AB/AB Grundstenen 95480                          Sweden
Demag Mobile Cranes Gepgyarto Kft.                                  Hungary
Demag Mobile Cranes Spain, S.A.                                       Spain
Demag Mobile Cranes Verwaltungsgesellschaft mbH                     Germany
Demag Mobile Cranes, Inc.                                          Delaware
Dematic Japan Co., Ltd                                                Japan
Drion Constructie B.V. B.A.                                         Belgium
EarthKing, Inc.                                                    Delaware
Energetika TATRA, a.s.                                       Czech Republic
Energy and Mineral Processing Limited                              Scotland
Fairfield Insurance Limited                                      N. Ireland
Fermec Holding Ltd.                                          United Kingdom
Fermec International Ltd.                                    United Kingdom
Fermec Manufacturing Ltd.                                    United Kingdom
Fermec North America Ltd.                                    United Kingdom
Fermec S.A.                                                          France
Fermec Trustees Ltd.                                         United Kingdom
Finlay (Site Handlers) Limited                                   N. Ireland
Finlay Block Machinery Limited                                   N. Ireland
Finlay Hydrascreen USA, Inc.                                       Michigan
Finlay Hydrascreens (Omagh) Limited                              N. Ireland
Finlay Plant (UK) Ltd.                                       United Kingdom
Foray 827 Limited                                            United Kingdom
Fuchs Terex, Inc.                                                  Delaware
Fuchs-Bagger GmbH & Co. KG                                          Germany
Fuchs-Bagger Verwaltungs GmbH                                       Germany
Fyne Limited                                                 United Kingdom

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Fyne Machineries Limited                                     United Kingdom
Gatewood Engineers Limited                                   United Kingdom
Genie Access Services International Limited                  United Kingdom
Genie Access Services, Inc.                                      Washington
Genie Australia Wholesale Pty. Ltd.                               Australia
Genie Australia Pty. Ltd.                                         Australia
Genie Brasil LTDA                                                    Brazil
Genie Cayman Holdings                                        Cayman Islands
Genie China, Inc.                                                Washington
Genie Financial Services Europe Limited                      United Kingdom
Genie Financial Services, Inc.                                   Washington
Genie Financial Solutions, Inc.                              United Kingdom
Genie France S.A.R.L.                                                France
Genie Germany GmbH                                                  Germany
Genie Holdings, Inc.                                             Washington
Genie Industries Iberica, S.L.                                        Spain
Genie Industries, B.V.                                          Netherlands
Genie Industries, Inc.                                           Washington
Genie International Holdings, Ltd.                           United Kingdom
Genie International, Inc.                                        Washington
Genie Korea Ltd.                                                      Korea
Genie Lease Management LLC                                         Delaware
Genie Manufacturing, Inc.                                        Washington
Genie Portfolio Management LLC                                     Delaware
Genie UK Limited                                             United Kingdom
Gen-National Insurance Co. Ltd.                                     Bermuda
GFS Commercial LLC                                               Washington
GFS National, Inc.                                               Washington
Go Credit Corporation                                            Washington
Gru Comedil S.r.l.                                                    Italy
Horsky Hotel TATRA, spol. s.r.o                              Czech Republic
HFM Hohenloher Fahrzeuge-und Maschinenteile GmbH                    Germany
IMACO Blackwood Hodge Group Limited                          United Kingdom
IMACO Blackwood Hodge Limited                                United Kingdom
IMACO Trading Limited                                        United Kingdom
Industrial Conveyor's Sdn Bhd                                      Malaysia
International Machinery Company Limited                      United Kingdom
J.C. Abbott & Co. Ltd.                                       United Kingdom
Jaques (Singapore) Pte Ltd                                        Singapore
Jaques (Thailand) Limited                                          Thailand
Jaques International Holdings Pty. Ltd.                           Australia
Jaques International Limited                                      Hong Kong
Jaques International Sdn Bhd                                       Malaysia
John Finlay (Engineering) Limited                                N. Ireland
Keir & Cawder (Engineering) Limited                                Scotland
Koehring Cranes, Inc.                                              Delaware
Kueken (UK) Ltd.                                             United Kingdom
Lease Servicing & Funding Corp.                                  Washington
Matbro (N.I.) Limited                                            N. Ireland
Metra Metaalwerken BVBA                                             Belgium
Moffett Iberica S.A.                                                  Spain
New Terex Holdings UK Limited                                United Kingdom
NGW Supplies Limited                                         United Kingdom
Nihon Genie K.K.                                                      Japan
Nippon Schaeff K.K.                                                   Japan
O & K Orenstein & Koppel (South Africa) Pty. Ltd.              South Africa

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O & K Orenstein & Koppel Inc.                                        Canada
O & K Orenstein & Koppel, Inc.                                     Delaware
O & K Orenstein & Koppel Limited                             United Kingdom
Orenstein & Koppel Australia Pty Ltd.                             Australia
P.P.M. S.A.S.                                                        France
Payhauler Corp.                                                    Illinois
Pegson Group Limited                                         United Kingdom
Potratz  - Terex  GmbH                                              Germany
Potratz Baumaschinen GmbH & Co. KG                                  Germany
Powerscreen (G.B.) Limited                                   United Kingdom
Powerscreen Holdings USA Inc.                                      Delaware
Powerscreen International (Canada) ULC                               Canada
Powerscreen International (UK) Limited                       United Kingdom
Powerscreen International Distribution Limited                   N. Ireland
Powerscreen International Limited                            United Kingdom
Powerscreen International LLC                                      Delaware
Powerscreen Limited                                                 Ireland
Powerscreen Manufacturing Limited                                N. Ireland
Powerscreen North America Inc.                                     Delaware
Powerscreen USA LLC                                                Kentucky
Powerscreen USC Inc.                                               Delaware
Powersizer Limited                                           United Kingdom
PPM Cranes, Inc.                                                   Delaware
PPM Deutschland GmbH Terex Cranes                                   Germany
Precision Powertrain (UK) Limited                            United Kingdom
Product Support, Inc.                                              Oklahoma
R&R Limited                                                  United Kingdom
Rhaeader Colliery Co. Limited                                United Kingdom
Royer Industries, Inc.                                         Pennsylvania
Schaeff & Co.                                                United Kingdom
Schaeff Ersatzteile-Service GmbH & Co. KG                            Germany
Schaeff Ersatzteile Service Beteilgungs GmbH                        Germany
Schaeff France SARL                                                  France
Schaeff Gesellschaft fur Auslandsbeteiligungen GmbH                 Germany
Schaeff Grundbesitz GmbH & Co. Gbr                                  Germany
Schaeff Holding GmbH & Co. KG                                       Germany
Schaeff Holding Verwaltungs GmbH                                    Germany
Schaeff Komponenten Beteiligungs GmbH                               Germany
Schaeff Komponenten GmbH & Co. KG                                   Germany
Schaeff Limited                                              United Kingdom
Schaeff Machinery (Shanghai) Co., Ltd.                                China
Schaeff of North America, Inc.                                     Delaware
Schaeff Service Limited                                      United Kingdom
Schaeff Incorporated                                                   Iowa
Schaeff-Terex Beteiligungs-GmbH                                     Germany
Schaeff-Terex GmbH & Co. KG                                         Germany
Sempurna Enterprise (Malaysia) Sdn Bhd                             Malaysia
Simplicity Material Handling, Ltd.                                   Canada
Sim-Tech Management Limited                                       Hong Kong
Spinnaker Insurance Company                                         Vermont
Standard Havens Products, Inc.                                     Delaware
Standard Havens, Inc.                                              Delaware
Sure Equipment (Sales) Limited                               United Kingdom
Sure Equipment (Scotland) Limited                            United Kingdom
Sure Equipment (Southern) Limited                            United Kingdom
Sure Equipment Group Limited                                 United Kingdom
Tafonco a.s.                                                 Czech Republic

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Taforge a.s.                                                 Czech Republic
Tatra, a.s.                                                  Czech Republic
Tatra ND, spol. s.r.o v likvidaci                            Czech Republic
Tatrarest, spol. s.r.o                                       Czech Republic
Tatra Slovensko, Spol. s.r.o                                       Slovakia
Tatra Udyog Ltd                                                       India
Tatra USA Inc.                                                     Delaware
Tawesco s.r.o                                                Czech Republic
Telelect Canada, Ltd.                                                Canada
Terex Advance Mixer, Inc.                                          Delaware
Terex Aerials Limited                                               Ireland
Terex Aerials, Inc.                                               Wisconsin
Terex Asia                                                        Mauritius
Terex Australia Pty. Ltd.                                         Australia
Terex Aviation Ground Equipment, Inc.                              Delaware
Terex Bartell, Inc.                                                Delaware
Terex Bartell, Ltd.                                                  Canada
Terex Cranes (Australia) Pty. Ltd.                                Australia
Terex Cranes (UK) Ltd.                                       United Kingdom
Terex Cranes, Inc.                                                 Delaware
Terex Czech s.r.o.                                           Czech Republic
Terex-Demag GmbH & Co. KG                                           Germany
Terex-Demag Limited                                          United Kingdom
Terex Demag S.A.S.                                                   France
Terex Equipment & Machinery Espana S.L.U.                             Spain
Terex Equipment Limited                                      United Kingdom
Terex European Holdings B.V.                                The Netherlands
Terex Financial Services, Inc.                                     Delaware
Terex Germany GmbH & Co. K.G.                                       Germany
Terex International Financial Services Company                   N. Ireland
Terex Italia S.r.l.                                                   Italy
Terex Lifting Australia Pty. Ltd.                                 Australia
Terex Lifting U.K. Limited                                   United Kingdom
Terex Mining (Botswana) (Pty) Ltd.                                 Botswana
Terex Mining Australia Pty. Ltd.                                  Australia
Terex Mining Equipment, Inc.                                       Delaware
Terex Netherlands Holdings B.V.                             The Netherlands
Terex Utilities Canada, Inc.                                         Canada
Terex Peiner GmbH                                                   Germany
Terex Real Property, Inc.                                      Pennsylvania
Terex (Tianjin) Co., Ltd.                                             China
Terex UK Limited                                             United Kingdom
Terex Utilities, Inc.                                              Delaware
Terex Utilities South, Inc.                                        Delaware
Terex Verwaltungs GmbH                                              Germany
TerexLift S.r.l.                                                      Italy
Terex-RO Corporation                                                 Kansas
Terex-Telelect, Inc.                                               Delaware
Unit Rig (Canada) Ltd.                                             Delaware
Unit Rig (South Africa) Pty. Ltd.                              South Africa
Utility Equipment, Inc.                                              Oregon
Webster Schaeff & Co.                                        United Kingdom

Domestic Companies:        56
Foreign Companies:         159
Total:                     215


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